As filed with the Securities and Exchange Commission on April 24, 2015

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________

FORM 8-K
____________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2015

DEUTSCHE STRATEGIC INCOME TRUST
(Exact name of registrant as specified in its charter)

____________

Massachusetts                                                                  811-08382                                              36-3942288
(State or other Jurisdiction                                    (Commission                                           (IRS Employer
of incorporation)                                                     File Number)                                           Identification No.)

345 Park Avenue
New York, NY 10154
(Address of principal executive offices)

Registrant’s telephone number, including area code: (617) 295-1000

DWS STRATEGIC INCOME TRUST
(Former name or former address, if changed since last report.)
____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01        OTHER EVENTS

The Registrant issued a press release on April 24, 2015, filed herewith as Exhibit 99.1 (the “Press Release”), and incorporated herein by this reference, announcing the recent settlements involving Deutsche Bank AG and DB Group Services (UK) Ltd. (the “Settlements,” as described in the Press Release). The Settlements do not involve the Registrant, Deutsche Asset & Wealth Management International GmbH, Deutsche Investment Management Americas Inc., or any of their affiliates that provide services to the Registrant (the “DB Service Providers”). The DB Service Providers have informed the Registrant that, subject to the receipt of a permanent exemptive order (described below), the DB Service Providers believe the Settlements will not have any material impact on the Registrant or on the ability of the DB Service Providers to perform services for the Registrant.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

(d)      Exhibits.

Exhibit
Number  Description
99.1         Press Release, dated as of April 24, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 24, 2015                                                                          Deutsche Strategic Income Trust

 /s/John Millette
Name: John Millette
Title: Secretary

EXHIBIT INDEX

Exhibit
Number               Description

99.1                      Press Release, dated as of April 24, 2015

4